Exhibit 5.1

767 Fifth Avenue New York, NY 10153-0119 +1 212 310 8000 tel +1 212 310 8007 fax

June 13, 2016

AK Steel Holding Corporation

AK Steel Corporation

9227 Centre Pointe Drive

West Chester, OH 45069

Ladies and Gentlemen:

We have acted as counsel to AK Steel Corporation, a Delaware corporation (the “Company”), AK Steel Holding Corporation, a Delaware corporation (“Parent”), AK Tube LLC, a Delaware limited liability company (“AK Tube”) and AK Steel Properties, Inc., a Delaware corporation (“AK Steel Properties” and, together with the Company, Parent and AK Tube, the “Companies”), in connection with the preparation and filing with the Securities and Exchange Commission (the “Commission”) of the Companies’ Post-Effective Amendment No. 1 (the “Amendment”) to the Registration Statement (File No. 333-210785) on Form S-3 (together with the Amendment, the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the issuance and sale from time to time of an indeterminate amount of (i) debt securities by the Company (the “Debt Securities”); (ii) secured debt securities by the Company (the “Secured Debt Securities”); (iii) common stock by Parent (the “Common Stock”); (iv) preferred stock by Parent (the “Preferred Stock”), (v) warrants by Parent (the “Warrants”), (vi) share purchase contracts by Parent (the “Share Purchase Contracts”), (vii) units by Parent (the “Units”) and (viii) guarantees of the Debt Securities and Secured Debt Securities by Parent, AK Tube and AK Steel Properties (the “Guarantees” and, together with the Debt Securities, Secured Debt Securities, Common Stock, Preferred Stock, Warrants, Share Purchase Contracts and Units, the “Securities”).

In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of (i) the Registration Statement on Form S-3, filed by the Companies on April 15, 2016 (the “Registration Statement”), including the prospectus, dated April 15, 2016, which forms a part of the Registration Statement; (ii) the Restated Certificate of Incorporation of Parent; (iii) the Indenture, dated as of November 20, 2012 (the “Secured Indenture”), among the Companies and U.S. Bank, National Association, as trustee (the “Trustee”); (iv) the Indenture, dated as of May 11, 2010, among the Companies and the Trustee (the “Base Indenture”); (v) the form of secured indenture among the Companies and the Trustee (the “Form of Secured Indenture” and together with the Base Indenture and the Secured Indenture, the “Indentures”); and (vi) such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of each of the Companies, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinion hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the

June 13, 2016

authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of each of the Companies. We have also assumed that New York is the governing law of any Warrants, Share Purchase Contracts and Units.

Based on and subject to the foregoing, we advise you that in our opinion:

1. Debt Securities. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Debt Securities are offered or issued as contemplated by the Registration Statement; (ii) the applicable Indenture, including any applicable supplemental indenture thereto, will have been qualified under the Trust Indenture Act of 1939, as amended; (iii) the issuance (including the execution, delivery and performance thereof) and terms of the Debt Securities and the terms of the offering and sale thereof have been duly authorized; (iv) the terms of the Debt Securities and their issuance and sale will have been duly established in conformity with the applicable Indenture and any supplemental indenture thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; (v) the Debt Securities have been duly executed and authenticated in accordance with the applicable Indenture and supplemental indenture and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company has received the consideration therefor, then such Debt Securities (including any Debt Securities issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

2. Secured Debt Securities. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Secured Debt Securities are offered or issued as contemplated by the Registration Statement; (ii) the applicable Indenture, including any applicable supplemental indenture thereto, will have been qualified under the Trust Indenture Act of 1939, as amended; (iii) the issuance (including the execution, delivery and performance thereof) and terms of the Secured Debt Securities and the terms of the offering and sale thereof have been duly authorized; (iv) the terms of the Secured Debt Securities and their issuance and sale will have been duly established in conformity with the applicable Indenture and any supplemental indenture thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on the Company and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company; (v) the Secured Debt Securities have been duly executed and authenticated in accordance with the applicable Indenture and supplemental indenture and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company has received the consideration therefor, then such Secured Debt Securities (including any Secured Debt Securities issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

June 13, 2016

3. Common Stock. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Common Stock is offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of the Common Stock and the terms of the offering and sale thereof have been duly authorized; (iii) the terms of the Common Stock and its issuance and sale will have been duly established in conformity with the Restated Certificate of Incorporation of Parent and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on Parent and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over Parent; (iv) the Common Stock has been issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (v) Parent has received the consideration therefor, then such Common Stock (including any Common Stock issuable upon conversion, exercise or exchange of any Securities) will be validly issued, fully paid and nonassessable.

4. Preferred Stock. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Preferred Stock is offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of the Preferred Stock and the terms of the offering and sale thereof have been duly authorized; (iii) a certificate of designations with respect to the Preferred Stock has been duly filed with the Secretary of State of the State of Delaware; (iv) the terms of the Preferred Stock and its issuance and sale will have been duly established in conformity with the Restated Certificate of Incorporation of Parent and the applicable certificate of designations and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on Parent and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over Parent; (v) the Preferred Stock has been issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) Parent has received the consideration therefor, then such Preferred Stock (including any Preferred Stock issuable upon conversion, exercise or exchange of any Securities) will be validly issued, fully paid and nonassessable.

5. Warrants. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Warrants are offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of any Warrants and the terms of the offering thereof have been duly authorized; (iii) the terms of such Warrants to be issued under any warrant agreement and/or warrant certificate, as applicable, and the terms of the offering and sale thereof have been duly authorized; (iv) the terms of such Warrants and their issuance and sale will have been duly established in conformity with such any warrant agreement and/or warrant certificate and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on Parent and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over Parent; and (v) such Warrants have been duly executed in accordance with such any warrant agreement and/or warrant certificate and issued and sold as

June 13, 2016

contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) Parent has received the consideration therefor, then such Warrants (including any Warrants issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of Parent, enforceable against it in accordance with their terms.

6. Share Purchase Contracts. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Share Purchase Contracts are offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of any Share Purchase Contracts and the terms of the offering thereof have been duly authorized; (iii) the terms of such Share Purchase Contracts to be issued under any agreements, relating thereto, and the terms of the offering and sale thereof have been duly authorized; (iv) the terms of such Share Purchase Contracts and their issuance and sale will have been duly established in conformity with any such agreement relating thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on Parent and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over Parent; and (v) such Share Purchase Contracts have been duly executed in accordance with any agreement relating thereto and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) Parent has received the consideration therefor, then such Share Purchase Contracts (including any Share Purchase Contracts issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of Parent, enforceable against it in accordance with their terms.

7. Units. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in each case, at the time the Units are offered or issued as contemplated by the Registration Statement; (ii) the issuance (including the execution, delivery and performance thereof) and terms of any Units and the terms of the offering thereof have been duly authorized; (iii) the terms of such Units to be issued under any unit agreement and/or unit certificate, as applicable, and the terms of the offering and sale thereof have been duly authorized; (iv) the terms of such Units and their issuance and sale will have been duly established in conformity with such any unit agreement and/or unit certificate and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on Parent and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over Parent; and (v) such Units have been duly executed in accordance with such any unit agreement and/or unit certificate and issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) Parent has received the consideration therefor, then such Units (including any Units issuable upon conversion, exercise or exchange of any Securities) will constitute valid and binding obligations of Parent, enforceable against it in accordance with their terms.

8. Guarantees. Assuming (i) the Registration Statement and any amendments thereto (including any post-effective amendments) will have become effective and no stop order suspending the Registration Statement’s effectiveness will have been issued and remain in effect, in

June 13, 2016

each case, at the time the Guarantees are offered or issued as contemplated by the Registration Statement; (ii) the applicable Indenture, including any applicable supplemental indenture thereto, will have been qualified under the Trust Indenture Act of 1939, as amended; (iii) the issuance (including the execution, delivery and performance thereof) and terms of the Debt Securities or Secured Debt Securities, as the case may be, and the Guarantees and the terms of the offering and sale thereof have been duly authorized; (iv) the terms of the Debt Securities or Secured Debt Securities, as the case may be, and the Guarantees and their issuance and sale will have been duly established in conformity with the applicable Indenture and any supplemental indenture thereto and so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding on any of the Guarantors and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over any of the Guarantors; (v) the Debt Securities or Secured Debt Securities, as the case may be, have been duly executed and authenticated, the applicable Indenture or supplemental indenture containing the Guarantee has been duly executed and delivered and the Debt Securities or Secured Debt Securities, as the case may be, and Guarantees have been issued and sold as contemplated in the Registration Statement or any applicable underwriting or purchase agreement relating thereto; and (vi) the Company and/or the Guarantors has received the consideration therefor, then such Guarantees will constitute valid and binding obligations of Guarantors, enforceable against it in accordance with their terms.

The opinions expressed above with respect to validity, binding effect and enforceability are subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

The opinions expressed herein are limited to the laws of the State of New York and the corporate laws of the State of Delaware, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

We hereby consent to the incorporation by reference of this letter as an exhibit to the Registration Statement and to the reference to our firm under the caption “Legal Matters” in the Prospectus. In giving such consent we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Weil, Gotshal & Manges LLP

5